Brown Capital Management

International All Company Fund

Summary Prospectus | July 29, 2024
Investor Shares (BCIIX)
(CUSIP Number 115291858)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 29, 2024 are incorporated by reference into this Summary Prospectus.

Investment Objective. The International All Company Fund (formally the “International Equity Fund”) seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the International All Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed on shares sold within 60 days of purchase)	None

Annual Fund Operating Expenses (expenses that you pay each year as a% of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.73%
Total Annual Fund Operating Expenses	1.88%
Fee Waivers and/or Expense Reimbursements[1]	(0.63%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[1]	1.25%

1.Brown Capital Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the International All Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International All Company Fund and to assume other expenses of the International All Company Fund, if necessary, in an amount that limits the International All Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International All Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% until July 31, 2025. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expenses limit for the International All Company Fund, the International All Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the International All Company Fund within three years following the month in which the expense was incurred, provided that the International All Company Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and/or reimbursement or the current expense limitation arrangement.

Example. This example is intended to help you compare the cost of investing in the International All Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International All Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International All Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$127	$530	$958	$2,150

Portfolio Turnover. The International All Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International All Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International All Company Fund’s performance. During the most recent fiscal year, the International All Company Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies.

The International All Company Fund invests substantially all of its assets in the equity securities of non-U.S. based companies. The International All Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional companies. It is important to note that the International All Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the International All Company Fund is on the revenue produced by the issuer of the securities. The International All Company Fund typically holds a portfolio of between 40 to 70 securities which the Advisor believes have the potential for growth.

The International All Company Fund considers an issuer to be non–U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The International All Company Fund may invest in securities of issuers located in emerging market countries.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the International All Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes International All Company Fund portfolio construction by its use of revenue (not market capitalization) to identify and invest in exceptional international companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. There are no minimum or maximum levels of revenue that constrain the Fund’s ability to make investments in any particular international company. International companies eligible for purchase include U.S. listed securities domiciled outside the U.S. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with the other team members before conducting in-depth research of a particular company in order to ensure commitment of time and dedication to understanding a company makes sense to all team members.

The Advisor believes that in-depth fundamental research, when applied over a three to five-year evaluation horizon, and implemented within a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s process is fundamental analysis. Valuation is also part of the investment process.

The Advisor constructs the International All Company Fund’s portfolio to generally be no more than 5% in cash. The Advisor believes a diversified portfolio of 40–70 securities and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the International All Company Fund’s portfolio when the Advisor determines that the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund. An investment in the International All Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International All Company Fund will be successful in meeting its investment objective. Generally, the International All Company Fund will be subject to the following risks:

•Market Risk: Market risk refers to the possibility that the value of equity securities held by the International All Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the International All Company Fund on a daily basis, and, as a result, such movements may negatively affect the International All Company Fund’s net asset value.

•Investment Style Risk: The performance of the International All Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International All Company Fund to achieve its investment objectives.

•Market Sector Risk: The percentage of the International All Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•Equity Securities Risk: To the extent that the majority of the International All Company Fund’s portfolio consists of common stocks, it is expected that the International All Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•Foreign Securities Risk: Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International All Company Fund to sell its securities and could reduce the value of your shares. The International All Company Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to, among other things: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments.

•Emerging Markets Securities Risk: Investments in the securities of developing or emerging markets may entail additional risks than investments in foreign securities, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; restrictions on investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the International All Company Fund by showing changes in the International All Company Fund’s performance from year to year and by showing how the International All Company Fund’s average annual total returns compare to that of a broad-based securities market index, the MSCI ACWI ex-USA Index and the MSCI EAFE® Index. The Morningstar Foreign Large Growth Category, is the International All Company Fund’s secondary benchmark index. The International All Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the International All Company Fund will perform in the future. Updated information on the International All Company Fund’s results can be obtained by visiting: https://www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/.

Year-to-date return as of the most recent quarter ended June 30, 2024 was 1.07%.

Quarterly Returns During This Time Period

Highest return for a quarter	19.17%	Quarter ended June 30, 2020
Lowest return for a quarter	-18.62%	Quarter ended June 30, 2022

Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Past 10 Years
International All Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	28.36% 28.36% 16.79%	7.46% 7.14% 5.81%	4.42% 4.09% 3.39%
MSCI All Country World Index ex-USA Index (reflects no deduction for fees, expenses, or taxes)[1]	16.21%	7.60%	4.32%
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)	18.85%	8.69%	4.78%
Morningstar Foreign Large Growth Category	16.14%	7.97%	4.57%

1In connection with newly adopted SEC regulations applicable to the Fund, the MSCI All Country World ex-USA Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Fund’s previous broad-based securities market index, the MSCI EAFE® Index. The Morningstar Foreign Large Growth Category is an additional benchmark index.

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor. Brown Capital Management, LLC is the International All Company Fund’s Investment Advisor.

Portfolio Managers. The International All Company Fund is team-managed by Maurice L. Haywood, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Duncan J. Evered (Managing Director and Senior Portfolio Manager of the Advisor), Niuzhuo (Zoey) Zuo (Managing Director and Senior Portfolio Manager of the Advisor), Kayode O. Aje, CFA (Managing Director and Senior Portfolio Manager of the Advisor), Kwame C. Webb, CFA (Managing Director and Senior Portfolio Manager of the Advisor), and Edward J. Zane (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Haywood has served as portfolio manager for the International All Company Fund since 2006; Mr. Evered has served as portfolio manager since 2011; Ms. Zuo has served as portfolio manager since 2022; and Messrs. Aje, Webb and Zane have served as portfolio managers since July, 2024.

Purchase and Sale of Fund Shares. Each Fund’s minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans). Each Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds (the “Trust”), specifying Fund name and share class, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Redemption orders by facsimile should be transmitted to 1-804-330-5809. Please call the Funds at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.